Supplement Dated September 27, 2012 to

Prospectuses Dated August 20, 2012 for
Protective Dimensions and Protective Variable Annuity L Series, B Series, and C Series Contract

Prospectuses Dated May 1, 2012 for
Protective Variable Annuity,
ProtectiveValues,
ProtectiveValues Advantage, and
ProtectiveRewards II

Prospectus Dated May 1, 2011 for
Protective Variable Annuity II

Prospectus Dated October 3, 2011 for
ProtectiveAccess XL

Prospectus Dated October 1, 2011 for
ProtectiveRewards Elite

Prospectus Dated May 1, 2010 for
ProtectiveValues Access

Prospectus Dated May 1, 2007 for
ProtectiveAccess and Protective Advantage

Prospectus Dated April 30, 2004 for
Protective Elements Classic

Prospectus Dated December 31, 2003 for
Protective Elements Access

Issued by
Protective Life Insurance Company
Protective Variable Annuity Separate Account

  *   *   *

Prospectus Dated August 20, 2012 for
Protective Variable Annuity NY L Series, B Series, and C Series Contract

Prospectus Dated October 3, 2011 for
ProtectiveAccess XL NY

Prospectuses Dated October 1, 2011 for
ProtectiveRewards II NY and ProtectiveRewards Elite NY

Issued by
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference.

Effective September 27, 2012, the Lord Abbett Series Fund, Inc. Capital Structure Portfolio’s name will change to the “Calibrated Dividend Growth Portfolio”. The Fund will be repositioned so that it will pursue its investment objective by employing a domestic dividend-oriented equity strategy and discontinue its present strategy of investing in a mix of equity and fixed income securities. As part of this repositioning, the Fund will become one of Lord Abbett’s Calibrated Funds, which utilize fundamental research and quantitative analysis as part of their investment process.